Exhibit 99.2

Tom Reslewic

President and CEO

Scott Kantor

Vice President and CFO

September 8,  2004

This presentation contains forward-looking statements pertaining to:

the Company’s first-quarter fiscal 2005 expectations,

LeCroy’s short- and long-term growth,

the Company’s intended acquisition of CATC and related expectations,

growth expectations in the serial data test market,

the success in the development and commercialization of new products,

as well as other estimates relating to future operations.

All such forward-looking statements are only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations.

Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties including, without limitation,

volume and timing of orders received and changes in the mix of products sold,

competitive pricing pressure,

the Company’s ability to anticipate changes in the market,

the availability and timing of funding for the Company’s current products,

LeCroy’s ability to use intellectual property and protect patents,

the development of future products,

and the Company’s ability to complete the acquisition of CATC.

Further information on potential factors that could affect LeCroy Corporation’s business is described in the Company’s reports on file with the Securities and Exchange Commission.

Safe Harbor Statement

LCRY Investment Highlights

Successful and Profitable Leading Oscilloscope Provider

Proven Management Team with Execution Track Record

Positioned to Dominate Emerging Growth Market

Leveraged Business Model can reach >15% Op. Margin

Sustainable Gross Margins well above 60%

Recognized Industry Leading HW and SW Technology

Hi-End Digital Oscilloscopes for R&D

$140M Annual Run Rate Sales

Sales: 1/3 each US, Europe, Asia

Global, Technical, Direct Sales Force

Major Markets:  Computer & Storage

59% Gross Margins

11.5% Operating Margin

382 Employees

$366K Revenue per Employee

LeCroy Corporation August 2004.

LeCroy Headquarters in Chestnut Ridge, NY

(20 Miles NW of Manhattan)

CATC:

$20M Run Rate Protocol Analyzers for R&D in Computer and Storage

>80% Gross Margins, just passing 6% Operating Margins

Aimed at Emerging Growth Market for Serial Data Test

LeCroy will Acquire CATC for $6.00 per share or $118M

$81M net cash required

Use $31M of LeCroy Cash and borrow $50M term debt from BoNY

As a Result, LeCroy Will:

Capitalize on the increasing demand for serial data test solutions

Leverage its global direct technical sales force

Significantly increase its gross margins to well above 60%

Increase Operating Leverage leading to expanded operating margins

Further Boost its strong cash generation capabilities

Sep 2, 2004: LeCroy to Acquire CATC
Computer Access Technology Corp   Nasdaq: CATZ

# "Serial Data"

HI-SPEED
CERTIFIED USB
FireWire

LeCroy Corporation, Aug 2004 Page 5

Transaction Motivation:
Challenges in the Digital World

Digital
Media
Explosion

High-Speed
Data
Transport

Seamless
Connectivity

High-Speed
Processors

10011

1001101001

1001101001

HI-SPEED
CERTIFIED USB
FIBRE CHANNEL ASSOCIATION
FireWire
Bluetooth
SERIAL ATA 1.5Gb/s
PCI EXPRESS
Serial Attached SCSI

Gaining Momentum

"Serial Data 101"

*Parallel Printing Cable*
Slow and Expensive

*Serial Cable (USB)*
Fast and Cheap

LeCroy Corporation, Aug 2004 Page 6

Serial Data Transfer:  Faster and Cheaper

Serial Data Standards:

Enable Consumer Devices

Speed Chip-Chip Transfer

Origins in Computer & Storage

High Speed and Complex Electrical
Signals must conform to strict
standards: “Physical Layer ”

Complex Protocols: or “connectivity
language” must be evaluated and
exercised: “Message Layer”

Important Serial Data Standards

Figure 6. Comparison of PCs enabled with PCI and PCI Express: 2003-2008

M Units
250
200
150
100
50
0
2003
2004
2005
2006
2007
2008
PCI
PCI Express

Source: In-Stat/MDR 8/04

LeCroy Corporation, Aug 2004 Page 7

Serial Data Standards Deployment will Accelerate
PCI Express will Dominate Computer Bus Architecture

“As chip speeds increase , and as system architectures and
associated data streams grow more complex, the PCI bus – which has become far more pervasive than its original framers ever envisioned more than a decade ago – is running out of steam.”

In-Stat Research

August 2004

Mike Feibus

“On the graphics side, the
transition to PCI Express should
be quite rapid.

The AMD ecosystem is building
PCI Express graphics into
Athlon64 motherboards.

New chip sets for the Intel
platform won’t even support AGP –
so the only option for add-in
graphics will be PCI Express.”

LeCroy
6100
MP-FL92X-911 V1.1

LeCroy Corporation, Aug 2004 Page 8

Oscilloscopes:  Physical Layer Design Tool
Troubleshoots Hardware Problems

Design

Simulate

Prototype

Produce

Test

Productivity in the “Validation Loop” speeds Time-to-Market

Oscilloscopes validate
electronic designs so
they can be produced.

Low

Medium

High

Complexity of Electronic Signals

Measure

Estimate

Analyze

Oscilloscope Utility

High

Low

Value

Proposition

Agilent

Tektronix

LeCroy

LeCroy Leads in Signal Analysis

Total WaveMasters
100%
80%
60%
40%
20%
0%
80.0
75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
2002Q3
2002Q4
2003Q1
2003Q2
2003Q3
2003Q4
2004Q1
2004Q2
2004Q3
2004Q4

LeCroy Corporation, Aug 2004 Page 10

Serial Data Analyzers:
2/3 of LeCroy’s High-End Oscilloscope Business ($45M)

$K

Disk Drive Analyzer

Serial Data Analyzer

ASP

Serial Data Analyzer

General Purpose
Calculator

Financial Calculator

General Purpose
Oscilloscope

LeCroy

CATC

PPP
HDLC
RFCOMM
L2CAP
Packet

LeCroy Corporation, Aug 2004 Page 11

Protocol Analyzers:  Message Layer Design Tool
Troubleshoots Software Problems

“The CATC TRACE” is a patented GUI
that maximizes user productivity

System Integrators use
Protocol Analyzers to find and
solve Software Problems

10011010110

1001100011

1001101001

Application Layer

Message Layers

Oscilloscopes and Protocol Analyzers
End-to-End Coverage of the Serial Data Design Cycle

Data Layer

Protocol

Stack

WaveShapes

Messages

Design Cycle

Hardware Problems

Software Problems

Physical Layer

Network I&M

Network R&D

Data Storage
Serial Data

Computer
Serial Data

Protocol Analyzers

$350M

General Purpose

Scopes

Oscilloscopes

$840M

Computer
Serial Data

Data Storage
Serial Data

Serial Data Test

$190M

The Market for Serial Data Test
Solutions Should Grow Rapidly

$0

$100

$200

$300

$400

$500

$600

FY04

FY05

FY06

FY07

FY08

$M

~$500M Market

LeCroy with CATC is well positioned to dominate the bulk of the emerging market

LeCroy Corporation, Aug 2004 Page 14

Dominated by Finisar

FiberChannel

80% LeCroy/CATC

USB

Leverages USB Ownership
with Advantage to
LeCroy/CATC

Wireless USB

LeCroy/CATC and Agilent
early winners: likely to
share

PCI Express

LeCroy/CATC and Finisar
early winners: Likely to
share

SAS

Dominated today by
Finisar

SATA

Bluetooth, 1394 and others
will decline.

Old Standards

New and Emerging Standards
Growth Drivers in the Serial Data Test Market

FiberChannel

FY08

FY07

FY06

FY05

FY04

FY03

FY02

200

180

160

140

120

100

80

60

40

20

0

SATA

SAS

PCI Express

Wireless USB

USB

Other

500
400
300
200
100
0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
FY02
FY03
FY04
FY05
FY06
FY07
FY08
Total
LeCroy
Tek
Agilent
Finisar
Other

LeCroy Corporation, Aug 2004 Page 15

LeCroy with CATC is Well Positioned
First in Serial Data Test

40% LeCroy/CATC

21% Agilent

25% Tektronix

8% Finisar

32% LeCroy/CATC

16% Agilent

30% Tektronix

13% Finisar

Today

Projected

$Millions

LeCroy and CATC: Perfect Complements

No Overlap in Products

Cover Design Cycle End-to-End

LeCroy Strong in Storage, CATC strong in Computer

LeCroy Strong International Sales Force

Significant Synergies in G&A, Selling

CATC:  First Mover Advantage in Standards Adoption

LeCroy and CATC:  Significant HW and SW Technology

SiGe Development Capability

“MAUI” Operating System and Analysis Software

“CATC Trace” Protocol Display Technology

Multiple Patents supporting these Technologies

LeCroy

agere systems
IBM
intel
LSI LOGIC
SAMSUNG
ST

HITACHI
iomega
Maxtor
SAE
Seagate
Western Digital

DELPHI
DENSO
HYUNDAI
BOSCH
SIEMENS VDO
TRW

LeCroy Corporation, Aug 2004 Page 17

Customers and End Markets

Computer and Semiconductor

Data Storage

Automotive Electronics

~25% LeCroy Sales

~15% LeCroy Sales

~15% LeCroy Sales

El Paso Natural Gas Co.

LeCroy can Leverage its Direct Sales Force

Japan, Korea, China,
Singapore

Sales & Service

Development Partner (Japan)

ASIA-PACIFIC

34 Sales Engineers

Switzerland, France, UK,
Germany, Italy, Austria,
Scandinavia

Sales & Service

Software Engineering (GVA)

Europe HQ (GVA)

EMEA

23 Sales Engineers

New York

Corporate Headquarters

Product Development

Manufacturing

North America

24 Sales Engineers

$45M

$45M

$50M

Annualized
Revenue $140M

Financial Overview

Scott Kantor

Vice President and CFO

Total Orders of $34.6M (12 Qtr High)

Product Orders Grew 16% to $32.5M (12 Qtr High)

94% product orders from products < 24 mos. old

Growth:  US=14%, Eur=16%, Asia=11%, Japan=35%

Sales grew 18% to $34.9M (12 Qtr High)

Record number of scope units ordered (1647)

Record Gross Margins:  58.7%

Record $4.0M Operating Income = 11.5%

Record $7.5M Cash from operations:  now =~ $40M

Continued Strong Operating Performance
LCRY Stand-Alone Quarter Ended Jun 30, 04

45
40
35
30
25
20
15
10
5
0
Mar '02
Jun '02
Sep '02
Dec '02
Mar '03
Jun '03
Sep '03
Dec'03
Mar '04
Jun '04
LeCroy Revenue
CATC Revenue

LeCroy Corporation, Aug 2004 Page 21

Strong Sales Growth in Recent Quarters
Annualized Revenue nears $160M

CATC

$20M annual

Run-rate

LCRY

$140M annual

Run-rate

$M

85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
Mar '02
Jun '02
Sep '02
Dec '02
Mar '03
Jun '03
Sep '03
Dec'03
Mar '04
Jun '04
LeCroy GM%
CATC GM%
Combined GM%

LeCroy Corporation, Aug 2004 Page 22

LeCroy and CATC: Strong Margin Trends

Resultant
Gross Margins
will reach the
mid 60’s

LeCroy

6
4
2
0
-2
-4
-6
-8
Mar '02
Jun '02
Sep '02
Dec '02
Mar '03
Jun '03
Sep '03
Dec'03
Mar '04
Jun '04
LeCroy Operating Income
CATC Operating Income

LeCroy Corporation, Aug 2004 Page 23

Sustained Up-Trend In Operating Income
LeCroy can Unlock the Leverage in CATC’s Model

LeCroy Continues
Strong Operating
Profit Momentum

CATC begins to
capitalize on its
leveraged business
model

$M

8
6
4
2
0
-2
-4
-6
Mar '02
Jun '02
Sep '02
Dec '02
Mar '03
Jun '03
Sep '03
Dec'03
Mar '04
Jun '04
LeCroy EBITDA
CATC EBITDA

LeCroy Corporation, Aug 2004 Page 24

$M

LeCroy’s
Combined
Annual
EBITDA
run-rate

is about
$25M

Powerful Cash Generation Capabilities
9th consecutive quarter of improved EBITDA

Post-Transaction Capital Structure

(a) Post Transaction Capital Structure data reflects the effective combination date of December 1, 2004.

(b) Bank debt consists of Term Debt under the $75 million credit facility underwritten by the Bank of New
York.  Term borrowings will amortize quarterly over 5 years at an initial annual rate of 15%, increasing annually by 250 b.p. to 25% in year 5.  All borrowings will bear interest at LIBOR plus approximately 275
b.p.

$M

Jun 30

2003

Jun 30

2004

Dec 31

2004

(a)

Cash & cash equivalents

30,851

38,100

   13,000

Accounts receivable, net

20,523

24,675

28,500

Inventories, net

24,720

21,978

24,600

Total assets

122,152

129,793

200,000

Bank debt

(b)

-

-

50,000

Converti

ble preferred stock

15,335

-

-

Stockholders’ equity

80,514

101,608

107

,000

CATC Provides LeCroy’s Growth Engine
Opportunity to Dominate Serial Data Test Market

0

100

400

FY02

FY03

FY04

FY05

FY06

FY07

FY08

LeCroy Gen Purpose Scopes

LeCroy Serial Data Scopes

CATC Division

$145M

LeCroy

Target

Sales

Gross Margin %

R&D %

SG&A %

Operating Income %

100%

56%

13%

29%

14%

LeCroy

Jun ’04

$34.9M

58.7%

12.0%

35.3%

11.5%

Combined

Target (a)

Grow 20%

62-65%

15-17%

28-30%

15-20%

Target Business Model
LeCroy Targets mid 60’s GM% and high-teens OI%

(a) Revenues should approach $200M to achieve high end of the target OI% range

LeCroy’s Mission Sequence from 2002…
CATC Acquisition Meets Strategic Objectives

Significantly Improve LeCroy’s Operating Performance

Meaningful Profit and Cash Generation

Sustainable, Predictable Performance

Cleanse and Strengthen LeCroy’s Balance Sheet

Eliminated Toxic Financing

Improved Management of Working Capital and Fortified Cash Position

Generate Near-term growth in Scope market

Freshest, Most Competitive Product Line in the Industry

Fastest Growing Player in Oscilloscope Market

Establish longer-term growth strategy beyond Oscilloscopes

Successfully Targeted Serial Data Applications in Key Segments

Expand Product Line via Merger with CATC

LCRY Investment Highlights

Successful and Profitable Leading Oscilloscope Provider

Proven Management Team with Execution Track Record

Positioned to Dominate Emerging Growth Market

Leveraged Business Model can reach >15% Op. Margin

Sustainable Gross Margins well above 60%

Recognized Industry Leading HW and SW Technology

Tom Reslewic

President and CEO

Scott Kantor

Vice President and CFO

September 8,  2004